UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER

DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the monthly distribution period
from June 26, 2013 to July 26, 2013

Commission File Number of issuing entity: 333-171055-01

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)
(Exact name of issuing entity as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization of issuing entity)	NOT APPLICABLE (I.R.S. Employer Identification No. of issuing entity)

Commission File Number of issuing entity: 333-171055-02

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)
(Exact name of issuing entity as specified in its charter)

NEW YORK (State or other jurisdiction of incorporation or organization of issuing entity)	NOT APPLICABLE (I.R.S. Employer Identification No. of issuing entity)

Commission File Number of sponsor and depositor: 333-171055-03

CITIBANK, N.A.
(Exact name of sponsor and depositor as specified in its charter)

13-5266470 (I.R.S. Employer Identification No.)
c/o CITIBANK, N.A.
701 East 60th Street North,
Mail Code 1251
Sioux Falls, South Dakota	57117
(Address of principal executive	(Zip Code)
offices of issuing entities)

(605) 331-2626
(Telephone number, including area code)
NOT APPLICABLE
(Former name, former address, if changed since last report)

Registered / reporting pursuant to
	Section	Section	Section	Name of exchange
Title of class	12(b)	12(g)	15(d)	(If Section 12(b))
Citiseries, Class A notes			[X]
Citiseries, Class B notes			[X]
Citiseries, Class C notes			[X]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  X  No

PART I - DISTRIBUTION INFORMATION

Item 1. Distribution and Pool Performance Information.

The information required by Item 1121 of Regulation AB is provided below and in the report attached hereto as Exhibit 99. This report is the monthly report of Citibank Credit Card Issuance Trust containing information regarding the notes of the Citiseries, the Citibank Credit Card Master Trust I's  assets and the collateral certificate for the due period ending July 26, 2013 and the related payment dates for the notes delivered pursuant to Section 907 of the Indenture.

The issuance trust has issued Class A notes, Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuance trust and Deutsche Bank Trust Company Americas, as trustee. Principal payments on Class B notes of the Citiseries are subordinated to payments on Class A notes of that series, and principal payments on Class C notes of the Citiseries are subordinated to payments on Class A and Class B notes of that series.

The issuance trust's primary asset - and its primary source of funds for the payment of principal of and interest on the notes - is a collateral certificate issued by the master trust to the issuance trust. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

       During the due period ending July 26, 2013 no master trust assets were the subject of a demand to repurchase or replace for breach of the representations and warranties in the underlying transaction agreements. The most recent Form ABS-15G filed by Citibank, N.A. was filed on February 13, 2013 under CIK number 0001541816.

For the definitions or descriptions of certain terms used in the attached report, as well as a description of the allocation and payment priorities and subordination provisions applicable to the notes of the Citiseries, see the Prospectus included in the issuance trust's Registration Statement on Form S-3 (File No. 333-171055-01), as amended or supplemented to the date hereof.

PART II - OTHER INFORMATION

Item 8. Other Information

Reporting System Enhancements

As previously disclosed, starting with the Due Period beginning on April 26, 2013 and ended May 28, 2013, system enhancements have provided management with improved financial reporting for the issuance trust, the master trust's assets and the collateral certificate that impacted the reported total Principal and Finance Charge Receivable balances. Implementation of these system enhancements was fully completed during July 2013. As a result, beginning with the monthly report attached as Exhibit 99 hereto, the characterization and recordation of certain cardholder payments, fees, adjustments, returns and reversals (collectively “payments”) has been improved for financial reporting purposes.

The improved characterization and recording of these payments resulted in a marginal decrease in finance charge collections, interchange and recoveries and a marginal increase in net credit losses reflected in the financial reporting for this Due Period, as compared with the financial reporting that would have resulted if these system enhancements had not been implemented. As a result, management currently believes each of the reported Portfolio Yield for the Collateral Certificate and Surplus Finance Charge Collections are lower in this Due Period and will be similarly lower in future Due Periods compared with what the reported Portfolio Yield for the Collateral Certificate and Surplus Finance Charge Collections would have been in this and future Due Periods if the system enhancements had not been implemented.

The tables below set forth the Portfolio Yield for the Collateral Certificate, consisting of a Yield Component and a Credit Loss Component, each expressed as a percentage, Finance Charge Collections on a dollar basis, and Surplus Finance Charge Collections, on a dollar basis and a percentage basis, (i) as reported for the Due Periods that began on April 26, 2013 and ended May 28, 2013, and began May 29, 2013 and ended June 25, 2013, respectively, (ii) management’s estimate for the same percentages or dollar amounts if the system enhancements had been fully implemented for financial reporting for each such Due Period, and (iii) the variance between the reported and estimated percentages or dollar amounts for each such Due Period.

Due Period beginning April 26, 2013 and ending May 28, 2013 If system enhancemane were
	As reported	in place for the Due Period (Estimated)	Variance
Portfolio Yield for the Collateral Certificate	13.56%	12.93%	-0.63%
Yield Component	16.56%	15.96%	-0.60%
Credit Loss Component	3.00%	3.03%	0.03%
Finance Charge Collections(dollar basis)	$328,478,708	$316,554,191	($11,924,517)
Surplus Finance Charge Collections (percentage basis)	11.08%	10.45%	-0.63%
Surplus Finance Charge Collections (dollar basis)	$224,471,635	$212,066,589	($12,405,046)
Due Period beginning May 29, 2013 and ending June 25, 2013 If system enhancements were
	As reported	in place for the Due Period (Estimated)	Variance
Portfolio Yield for the Collateral Certificate	15.60%	14.77%	-0.83%
Yield Component	18.49%	17.83%	-0.66%
Credit Loss Component	2.89%	3.06%	0.17%
Finance Charge Collections(dollar basis)	$310,633,016	$299,463,713	($11,169,303)
Surplus Finance Charge Collections (percentage basis)	13.24%	12.41%	-0.83%
Surplus Finance Charge Collections (dollar basis)	$218,536,632	$204,425,858	($14,110,774)

For each Due Period shown above, the variance in the Yield Component and Surplus Finance Charge Collections, which had equal variances on a percentage basis in each case, was the result of an estimated decrease in Finance Charge Collections, interchange and recoveries, while the variance in the Credit Component was the result of an estimated increase in net credit losses. The variances shown above may or may not be consistent with variances between the financial reporting with the system enhancements in place and the financial reporting that would have resulted had the system enhancements not been implemented for any other prior or future Due Period.

Financial reporting for this and future Due Periods will not be fully comparable to financial reporting for prior Due Periods. Further, system limitations prevent management from producing data that would have been reported in past Due Periods had the system enhancements been implemented prior to such Due Periods, other than the estimates shown in the tables above. Therefore, the variances in the financial reporting for past Due Periods between the reported data and the data that would have been reported had the system enhancements been implemented prior to such Due Periods will not be available, except for the estimates shown in the tables above. Similarly, the implementation of the system enhancements prevents the production of data that would have been reported in future Due Periods had the system enhancements not been implemented. Therefore, the variances in the financial reporting for future Due Periods between the reported data and the data that would have been reported had the system enhancements not been implemented will also not be available.

Note that only the financial reporting for the issuance trust, the master trust’s assets and the collateral certificate were impacted by these changes. The master trust’s assets and the servicing of those assets, and the collateral certificate and other assets of the issuance trust were not impacted and are not expected to be impacted in the future. Other than those items discussed above or as previously disclosed, no additional significant impacts to the information reported on the monthly reports have been identified as a result of the system enhancements, and management does not currently expect any additional significant impacts to the information reported on the monthly reports in the future.

Item 9. Exhibits

Exhibit No.	Description
99	Monthly Report for the Due Period ending July 26, 2013 and the related Payment Dates for the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIBANK, N.A., as Depositor and Managing Beneficiary of Citibank Credit Card Issuance Trust and as Depositor and Servicer of Citibank Credit Card Master Trust I
Date: August 15, 2013	By: /s/ Douglas C. Morrison Douglas C. Morrison Vice President